                                                                 Exhibit 10.13.7

Ref.:  GADML091a/2005

November 29, 2005

Emerson Radio (HK) Ltd.                              By Fax:  2956 1333
705-711, Tower 2, The Gateway,
25-27 Canton Road, Kowloon

Dear Mr. Jurick,

Re:  Premises Management Fees

We would like to offer Emerson the following Management Services in The Grande Building with effect from January 1, 2006. The Management Services Fee will be billed on 1st day of every month in advance.

------------ --------------------------------------------------------------- -----------
ITEM         DESCRIPTION                                                     MONTHLY FEE
------------ --------------------------------------------------------------- -----------
1.           General Administration Services                                      $7,600
------------ --------------------------------------------------------------- -----------
             o   Handling rental and utilities payments and arranging
                 telecommunication services, etc.
             o   Handling general administration matters.
------------ --------------------------------------------------------------- -----------
2.           Amah and Cafeteria Services (up to the maximum of 40 people)        $16,400
             o   Provision of cleaning and tea services
             o   Provision of coffee, tea and distilled water, etc.
             o   Provision of tissues and all cleaning material
             o   Utilization of Cafeteria with free instant noodles, tea,
                 coffee & soft drinks.
------------ --------------------------------------------------------------- -----------
3.           Receptionist Services                                                $3,400
             o   Answering telephone calls
             o   Handling in-coming mail services
             o   Handling visitors
------------ --------------------------------------------------------------- -----------
             TOTAL MONTHLY FEE                                                   $27,400
------------ --------------------------------------------------------------- -----------

------------ --------------------------------------------------------------- -----------

Provision of Staff Badges and Access Right (for the maximum of 40 people only) costs HK$4,000 and will be paid in advance.

The following services would be charged by actual usage:
a. Internal Messenger Services (Express)                                 HK$50 per order
b. External Courier Services                                             HK$15 per order
c. Driver Services                                  Subject to Group Management approval
d. IDD Services                                                      Charge actual usage
e. Postage and stamp                                                 Charge actual usage


Should you have any queries, please do not hesitate to contact our Ms. Brenda Lai at 2357-6763.

Yours sincerely,
For and on behalf of                              Accepted and confirmed by:
The Grande Group (Hong Kong) Limited              Emerson Radio (Hong Kong) Ltd.


/s/ Illegible signature                           /s/ Ivan Lau